EXHIBIT 32



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                                        CERTIFICATION

     In connection with the Annual Report of Energas Resources, Inc. (the "Company") on Form 10-KSB for the year ended January 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), we, George G. Shaw, the Chief Executive Officer and David W. Young, the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the
            Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date:  May 17, 2004
                                 By:By /s/ George G. Shaw
                                     -----------------------------
                                    George G. Shaw, Chief  Executive Officer



                                   /s/ David W. Young
                                     ----------------------------
                                   David W. Young, Principal Financial Officer